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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): December 1, 2003

                                INNOVO GROUP INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      0-18926               11-2928178
(State or Other Jurisdiction of       (Commission            (IRS Employer
        Incorporation)                File Number)          Identification No.)


           5804 E. Slauson Avenue, Commerce, California       90040
            (Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code        (323) 725-5516

           5900 S. Eastern Ave., Suite 124, Commerce, California 90040 (Former name or former address, if changed since last report)


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ITEM 5.   Other Events and Required FD Disclosure

          On December 1, 2003, Innovo Group Inc. (the "Registrant") completed a private placement to institutional and accredited investors of (i) 2,996,667 shares of its common stock at a purchase price of $3.00 per share and (ii) warrants to purchase an additional 599,333 shares of its common stock at an exercise price of $4.00 per share. The Registrant has agreed to file a registration statement covering resales of these shares.

          The foregoing matters are further described in a press release issued by the Registrant on December 2, 2003, a copy of which is filed herewith as
Exhibit 99 and is incorporated herein by reference. The private placement by the Registrant to the investors was made pursuant to Securities Purchase Agreements, a form of which is filed herewith as Exhibit 4 and is incorporated herein by reference.

ITEM 7.   Financial Statements and Exhibits

          (c)       Exhibits

          Exhibit
          Number      Description
          ------      -----------

          4     Form of Securities Purchase Agreement, dated December 1, 2003.

          99     Press Release of Innovo Group Inc., dated December 2, 2003.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INNOVO GROUP INC.
                                  (Registrant)

Date:    December 2, 2003         /s/  Samuel Joseph Furrow, Jr.
                                  ---------------------------------------
                                  Name:   Samuel Joseph Furrow, Jr.
                                  Title:  Chief Executive Officer and
                                          Director




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                                  EXHIBIT INDEX

          Exhibit
          Number                                Exhibit
          ------                                -------


          4       Form of Securities Purchase Agreement, dated December 1, 2003.

          99      Press Release of Innovo Group Inc., dated December 2, 2003.





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